UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2010

CareFusion Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34273		26-4123274
(Commission File Number)		(IRS Employer Identification Number)

3750 Torrey View Court, San Diego, California 92130

(Address of Principal Executive Offices, Including Zip Code)

(858) 617-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to Vote of Security Holders

CareFusion Corporation (the “Company”) held its annual meeting of stockholders on November 3, 2010. The following is a summary of the matters voted on at the meeting.

(1)	The stockholders elected three Class I directors to hold office until the 2013 annual meeting of stockholders. The voting results were as follows:

Director	For	Against	Abstain	Broker Non-votes
David L. Schlotterbeck	184,572,030	5,216,870	186,505	14,005,178
J. Michael Losh	169,818,106	19,952,343	204,956	14,005,178
Edward D. Miller, M.D.	187,749,648	2,025,124	200,633	14,005,178

(2)	The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
203,423,136	472,772	84,675	0

(3)	The stockholders approved the CareFusion Corporation 2009 Long-Term Incentive Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
177,083,485	12,695,812	196,108	14,005,178

(4)	The stockholders approved the CareFusion Corporation Management Incentive Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
177,346,449	12,459,304	169,652	14,005,178

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	CareFusion Corporation 2009 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on August 28, 2009, File No. 333-161615)

10.2	CareFusion Corporation Management Incentive Plan*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation (Registrant)

Date: November 8, 2010	By:	/s/ JOAN STAFSLIEN
	Name:	Joan Stafslien
	Title:	Executive Vice President, Chief Compliance Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	CareFusion Corporation 2009 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on August 28, 2009, File No. 333-161615)

10.2	CareFusion Corporation Management Incentive Plan*

*	Filed herewith.